Supplement dated February 12, 2009 to
Madison Mosaic Income Trust Institutional Bond Fund Prospectus dated May 1, 2008

Beginning February 6, 2009, the total "Other Expenses" of the Fund were capped so that the fees paid pursuant to the Services Agreement and the allocable direct expenses of the fund for the compensation of the Trust’s Independent Trustees and its independent auditor will not exceed 0.19% of average daily net assets per annum.